innovative, optimized, sustainable solutions Taglich Brothers Investment Conference September 13, 2021 Doug Cain, President and Chief Executive Officer Brian Loftus, Chief Financial Officer

Safe Harbor FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. The forward-looking statements contained herein are based on management’s beliefs and assumptions and on information currently available to us. When used in this presentation, the words “anticipate,” “believe,” “continue,” “could,” “seek,” “might,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “approximately,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions, as they relate to our Company, business and management, are intended to identify forward-looking statements. In light of these risks and uncertainties, the future events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. All forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We discuss these risks in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2020, in the “Risk Factors” section and elsewhere therein, as well as in any updates to those Risk Factors filed from time to time in our periodic and current reports filed with the U.S. Securities and Exchange Commission. While we believe that our assumptions are reasonable, we caution that it is difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Any forward-looking statements relate to future events and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to statements concerning: the effect of cyclicality of the automotive industry on our automotive sales and production and the viability and financial condition of our customers; cyclicality of the appliance industry affecting sales, production and the viability and financial condition of our customers; global economic uncertainty; loss of large customers or significant platforms; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; operating and financial restrictions imposed on us by our credit agreements; supply shortages; the effects of supply chain disruptions, the semiconductor shortages, and the COVID-19 pandemic; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; product liability claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability to meet our customers’ needs for new and improved products in a timely manner or cost- effective basis; our legal rights to our intellectual property portfolio; environmental and other regulations; the possible volatility of our annual effective tax rate; the possibility of future impairment charges to our goodwill and long-lived assets; and other factors, including those discussed in “Risk Factors” in our Annual Report on Form 10-K. Forward-looking statements speak only as of the date hereof. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Except as required by law, we assume no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions based on new information, future events or otherwise. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. NYSE American: UFAB 2September 13, 2021

Key Messages September 13, 2021 NYSE American: UFAB 3 Assembled Strong Management Team Leading Cultural Transformation Completed Structural ChangesCompleted Structural Changes – Plants and Organization – Full pivot now to Operational Excellence, Lean Initiatives, and Industry 4.0 Comprehensive Cost Recovery Program Offsets Higher Input Costs Customer Awards build foundation for future growth Executing Overall Compliance Environment Improvements

Who We Are & What We Do

Who We Are	Multi-material & multi-process solution provider with rapid prototyping & a focus on lowest total cost (quality, delivery, & logistics) for our varied customers ▪ Experienced, technically capable operations & engineering teams ▪ Wide process & materials expertise primarily focused on sealing, NVH, & BSR applications ▪ Creative problem solvers
Mission	Provide innovative, optimized, sustainable solutions enabling the success of our Transportation, Appliance, Consumer Goods, & Medical market customers while creating stakeholder value
Core Values	Integrity | Pride | Accountability | Commitment | Innovative Curiosity | Ambition
Commercial Landscape	▪ Participate in large & growing markets (transportation, appliance, consumer goods, & medical) ▪ Very few significant competitors enables opportunities for rapid market share gains ▪ Predominantly short gestation period – customer new business award to production ▪ Remains a relatively low capital-intensive business ▪ Capital expenditures focused on increasing productivity & improving material utilization

September 13, 2021 NYSE American: UFAB 4

88% 9% 3% By Market Transportation Appliance Medical & Other Unique At-A-Glance September 13, 2021 NYSE American: UFAB 5 1975 Founded Auburn Hills, MI Headquarters ≈ 910 Employees US 500, MX 370, & Canada 40 7 Manufacturing Sites $120M 2020 Revenue $66M 2021 1st half Revenue 2020 Revenue 69% 8% 5% 7% 9% 2% By Process Die Cutting Precision Die Cutting Reaction Injection Molding Fusion Molding Thermoforming CNC Cutting

Strategic Footprint – USMCA Optimized Unique Fabricating Footprint NYSE American: UFAB 6September 13, 2021 HQ & Manufacturing facility Manufacturing facility  All locations within USMCA  ≈95% of material spend within USMCA  Able to reduce customer logistic costs  Process capability in each region  Minimizes customer supply risk  Flexibility to optimize labor costs  2021 sales June YTD: 24% from MX & 10% Canada  2020 sales: 22% from MX & 8% Canada  2019 sales: 13% from MX & 6% Canada

Transportation Market Products September 13, 2021 NYSE American: UFAB 7 Buzz, squeak & rattle NVH Components Acoustic Insulation Door Water Barriers Gas Tank Pads Fender Stuffers HVAC Seals & Dash Noise Control Air Management | Ducts Glove Box Liners & Bumper Pads Console Bin Mats & Cupholder Inserts Mirror Gaskets Seating Topper Pads Tail Lamp Gaskets Wheel Housing Liners Thermoformed | Compression Products Die Cut Products Manufacturing Process: Fusion Molded Products Attachment Tape (Precision Die Cut)

Appliance Market Products September 13, 2021 NYSE American: UFAB 8 Electrical Grade Paper Gasket Foaming Gaskets Rear Access Compressor Cover Gasket for Hot/Cold Water Seals Metal Sealing Gasketing EPDM Gasketing for Metal sealing Surface Protection Fiberglass Insulation Pad Fiberglass Base Pad Insulating Foam Rings Thermal Wrap HVAC Insulation Pad Appliance Water Heater

Consumer Goods Market Products September 13, 2021 NYSE American: UFAB 9

Medical Market Products September 13, 2021 NYSE American: UFAB 10

Twin-Shape® Air Ducts

- Addressable market includes all Light & Heavy-Duty vehicles. Especially important for EVs
- Key Features:
  - ≈80% lighter weight than blow-molded plastic ducts
  - Virtually eliminates condensation
  - Improved NVH (Noise, Vibration, Harshness) performance
  - Eliminates BSR's (Buzz, Squeak, Rattle)
  - Improves thermal efficiency of the HVAC system = reduced battery power consumption
  - Lower tooling investment
- Unique has patented the *Twin-Shape®* Duct process
- Multiple process integration (Die Cut, Thermoforming, & Assembly)



September 13, 2021 NYSE American: UFAB 11

Engine Cover/Silencer NYSE American: UFAB 12September 13, 2021  Addressable market includes all Light-Duty & recreational vehicles with internal combustion engines  Problem:  Need to mitigate noise & heat from engine  Typical engine cover is assembly of multiple parts  Plastic injection molded cover  Insulation pads  Adhesive  Foil  Solution:  1-piece, integrated Reaction Injection Molded cover  Single supplier, reduced total system cost Current Engine Cover (multi-part) Molded Engine Cover (single part)

Die Cut Pull Tabs  Reduces Takt time on customer assembly line by improving separation speed of adhesive backed die cut from paper release liner  Addressable market – OEM & Tier 1 assembly lines  Kiss cut expertise – cutting through foam and adhesive without cutting into the silicone coated release liner September 13, 2021 NYSE American: UFAB 13

Serving Great Companies September 13, 2021 NYSE American: UFAB 14

Unique Selling Points - USPs 15 We deliver superior customer responsiveness including rapid sample production & fast quotation turnaround September 13, 2021 NYSE American: UFAB EV shift is beneficial with our focus on providing lighter weight & improved noise reduction performance solutions We have available capacity utilizing our current plant geography to increase sales more than 50% with limited CapEx innovative, optimized, sustainable solutions PROXIMITY TO CUSTOMER LOCATIONS EXTENSIVE CUSTOMER MATERIALS LIBRARY MATERIALS EXPERT ON STAFF SUPPLIER TO DIVERSE MARKETS TRUSTED SUPPLIER TO BROAD CUSTOMER BASE VIA WORLD-CLASS QUALITY PRODUCT & PROCESS DIVERSIFICATION innovative, opti d, sust i ble solutions

Shareholder Value Realization September 13, 2021 NYSE American: UFAB 16 Grow GROWTH LEADS TO INCREASED PROFITABILITY Reduce DELEVERING & WORKING CAPITAL MANAGEMENT Unlock Shareholder Value Optimize PRODUCTIVITY & IMPROVED MATERIAL UTILIZATION INTERNAL “SELF HELP” FOCUS PRESENTS GREATEST NEAR-TERM OPPORTUNITY TO UNLOCK SHAREHOLDER VALUE

Strategic Initiatives September 13, 2021 NYSE American: UFAB 17 GROW REDUCE OPTIMIZE  Commercial organization augmented and realigned with clear market leaders & segments  Utilization of new tools and improved cost structure to gain market share  Organization capability for profitable growth – engineering, HR, finance, purchasing, etc.  Overall debt – lower interest expense & improve leverage condition  Working capital utilization with focus on reducing DSO and DSI  Fixed costs – restructuring and production moves complete – now fill capacity  Detailed activities to improve cost profile in each location – no more plant closures  Capital investments focused on increasing productivity & improving material utilization  Continue investing in organizational development activities

Major Improvements – Last 23 Months

New Executive Team

- CEO, CFO, Directors of Mexico, Human Resource, Purchasing, Transportation & Appliance Markets, Information Technology, Engineering & Operational Excellence
- More capability and experience enables scalability with improved execution

Facility Projects Complete

- Closed 2 plants (Bryan, Ohio and Evansville, Indiana)
- Consolidated Georgia operations eliminating 1 warehouse

Commercial Organization Realigned

- Market specific leadership & focus on improved customer experience
- Provides foundation for future growth

SOLID STRUCTURE IN PLACE – FOCUS NOW ON OPERATIONAL IMPROVEMENTS

September 13, 2021 NYSE American: UFAB 18

Major Challenges – Last 23 Months September 13, 2021 NYSE American: UFAB 19  Significant revenue impact in 2020 & continuing supply chain disruptions  Adhering to protocols and increasing labor rates to attract & retain workforce  $6.0m PPP Loan enabled us to endure 2020 COVID-19 impact – fully forgiven in Q3 2021  Focusing on organizational climate & development COVID-19 Pandemic  Operating inefficiencies & production chaos amid significant third-party forecast changes  Inability to rely on customer releases – last minute cancellations  Focusing on resourcing & material rationalization  Focusing on level loading production – labor availability is limiting ability to flex workforce Semiconductor & Other Supply Chain Issues  Non-labor per unit input costs have increased ≈7% and labor unit costs ≈10% since Q4 2020  Focusing on customer cost recovery (price increases & surcharges) plus improved labor productivity  Focusing on targeted capital expenditures to improve material utilization & reduce labor Increased Material, Labor, Logistics & Packaging Costs Material weaknesses identified in 2019 and 2020  All companies facing increased sophistication and frequency of cyber attacks  Focusing on material weakness remediation efforts – engaged third-party firm for assistance  Focusing on People 1st culture, training, & organizational development Organization Retention & Compliance

17.8 17.1 17.0 16.3 13.0 13.9 17.2 17.2 16.9 17.0 17.0 17.1 17.1 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 M ill io ns Auto Industry Production – Forecast Update IHS North America Light Vehicle Production  2021 third party forecasts range: 13.8m - 14.2m  2022 third-party forecasts range: 16.2m - 17.2m  Assumes little effect of semiconductor shortage  Strong demand with minimal inventory  2021 IHS NA forecast has continued to drop  Original 2021 forecast was 16.3m vehicles (-2.4m)  Detroit 3 most impacted by semiconductor shortage (-1.9m)  Unique business is ≈56% related to Detroit 3  Quarterly run-rates:  Q2 2021 = 3.2m actual  Q3 2021 = 3.4m forecast  Q4 2021 = 3.7m forecast  Q1 2022 = 4.4m forecast  Q2 2022 = 4.4m forecast Forecast Commentary September 13, 2021 NYSE American: UFAB 20 Actual Forecast © August 2021 IHS Markit Inc. All rights reserved

Key Takeaways September 13, 2021 NYSE American: UFAB 21 Highly capable Executive Team in place with clear focus & energized for future Restructuring complete with corresponding costs & distractions eliminated Focus pivots to operational excellence, customer satisfaction, & organizational development New business awards position company for above market growth in next years 1. 2. 3. 4.

Appendix September 13, 2021 NYSE American: UFAB 22

Gross Margin +260 bps Q2 2021 Financial Results September 13, 2021 NYSE American: UFAB 23 Net Sales +106% $15.0 $30.9 Q2 2020 Q2 2021 12.3% 14.9% Q2 2020 Q2 2021 Sales  Net sales increased 106% compared to Q2 2020 with no meaningful direct COVID-19 customer shutdowns in 2021  $6.6 million or 18% lower than original forecast as automotive OEMs (primarily Detroit 3) reduced or cancelled production due to semiconductor shortages Profitability and Liquidity  $4.6 million gross profit or 14.9% of net sales vs. $1.8 million or 12.3% of net sales Q2 2020  Reflective of higher sales volumes resulting in improved operating leverage  Material costs as a percentage of net sales increased more than 500 basis points; impact of February 2021 extreme weather pattern in Texas on petroleum-based materials, high demand from home improvement and construction industries, and higher freight costs  Initial impacts of the cost recovery activities partially offsetting higher material, labor, logistics, and packaging costs  $2.5 million net loss or $0.26 per share vs. $4.3 million net loss or $0.44 per share Q2 2020  Ended Q2 2021 with $0.9 million of cash and $6.7 million of availability on revolver  $6.0 million SBA PPP Loan plus $0.1m interest fully forgiven in Q3 2021

Quarterly Net Sales & Gross Profit


Net Sales
(in millions)
$60
$50
$40
$30
$20
$10
$
(in millions)
$47.9
$44.5
$41.2
$41.7
$47.3
$45.7
$42.1
$39.8
$39.5
$38.9
$38.6
$35.6
$34.7
$15.0
$35.6
$35.0
$34.8
$30.9
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21


Gross Profit
(in millions)
$12
$10
$8
$6
$4
$2
$
(in millions)
$11.1
$10.7
$9.0
$9.3
$11.1
$11.2
$8.5
$8.5
$8.3
$8.2
$7.2
$7.8
$5.6
$1.8
$8.2
$5.0
$5.9
$4.6
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21

September 13, 2021
NYSE American: UFAB
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September 13, 2021 NYSE American: UFAB UNIQUE FABRICATING INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited – dollars in thousands)

September 13, 2021 NYSE American: UFAB UNIQUE FABRICATING INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited – dollars in thousands, except per share amounts)

Cash Flow Statements September 13, 2021 NYSE American: UFAB UNIQUE FABRICATING INC. CONDENSED CONSOLIDATED STATEMENTS OF CASHFLOWS (Unaudited – dollars in thousands)

Presenter Bios September 13, 2021 NYSE American: UFAB 28 Mr. Cain joined the Company on September 30, 2019, from Mubea Group (“Mubea”), a global market leader in the development and manufacture of automotive suspension, powertrain, and body components. Mr. Cain was employed by Mubea for over twelve years, including as the CEO of Mubea North America from January 2010 until June 2019 and as the Chief Commercial Officer from June 2019 to September 2019. Previous to Mubea, Mr. Cain worked at Alcoa Fujikura, and its successor company America Fujikura, a fiber optic telecommunications equipment wiring and connectivity service provider from 1997 to 2007 in a variety of executive management roles including Director of Finance, Director of Supply Chain, business unit General Manager, and Director of Compliance. Mr. Cain earned a Bachelor of Arts degree cum laude in Business Administration from Rhodes College and holds an active Certified Public Accountant license. Doug Cain President & CEO Mr. Loftus joined the Company on April 6, 2020, from Wabash National Corporation (“Wabash”), a publicly traded leader in the design and manufacturing of engineered solutions for the transportation, logistics, and distribution industries. Mr. Loftus was Wabash’s Corporate Controller since October 2018. Prior to Wabash, Mr. Loftus was the Corporate Controller for Horizon Global Corporation (“Horizon”), a publicly traded designer, manufacturer, and distributor of towing and trailering equipment from July 2015 to October 2018. Prior to Horizon, Mr. Loftus held various positions with TriMas Corporation, a diversified industrial manufacturer, from August 2009 to June 2015 including Controller for TriMas’ then subsidiary Cequent Performance Products, Inc., Segment Financial Manager, and Corporate Audit Manager. Mr. Loftus began his career in public accounting with Deloitte and Touche LLP. Mr. Loftus earned a Bachelor of Science in Business Administration in Accounting and a Master of Business Administration from Central Michigan University. Mr. Loftus is a Certified Public Accountant in the State of Michigan. Brian Loftus Chief Financial Officer

Contact Us Doug Cain, President and CEO dcain@uniquefab.com Brian Loftus, CFO bloftus@uniquefab.com Investor Relations | FNK IR Rob Fink rob@fnkir.com +1 (646) 415-8972 NYSE American: UFAB 29 innovative, optimized, sustainable solutions UniqueFab.com | NYSE: UFAB September 13, 2021